                                                                      Exhibit 99

                      [LOGO OF BANC OF AMERICA SECURITIES]

--------------------------------------------------------------------------------

MBS NEW ISSUE TERM SHEET

BANC OF AMERICA FUNDING CORPORATION

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-B
$929,048,610 (approximate)

CLASSES 1-A-1, 2-A-1, 3-A-1, 4-A-1, 5-A-1, 6-A-1 AND 7-A-1 (Offered
Certificates)

BANK OF AMERICA, N.A.

SELLER

WELLS FARGO BANK, N.A.

MASTER SERVICER

SEPTEMBER 27, 2004

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

                                            LAST
                                          SCHEDULED
                                           PRIN PMT
                          WAL (Yrs)         (Mths)       CERTIFICATE
           PRINCIPAL     (ROLL/CALL/      (ROLL/CALL    INTEREST RATE                                COLLATERAL        EXPECTED
 CLASS    BALANCE/(1)/   MAT)/(2)(3)/    /MAT)/(2)(3)/    TYPE (14)           TRANCHE TYPE           TYPE/(12)/      RATINGS/(13)/
-------  -------------  --------------  --------------  -------------      -------------------   ------------------  -------------
 1-A-1   $ 122,630,000  1.95/2.94/3.24    36/92/360      WAC PT/(4)/       Senior Pass-Through   Jumbo 3/1 Hybrids        (15)
 2-A-1   $  92,588,000  3.10/2.93/3.24    120/92/360     WAC PT/(5)/       Senior Pass-Through   Jumbo 10/1 Hybrids       (15)
   R-1   $         100                                                          Residual           Groups 1 & 2             -
  CB-1   $   3,398,000                                                         Subordinate         Groups 1 & 2             -
  CB-2   $   2,832,000                                                         Subordinate         Groups 1 & 2             -
  CB-3   $   2,265,000        Information Not Provided Hereby                  Subordinate         Groups 1 & 2             -
  CB-4   $   1,246,000                                                         Subordinate         Groups 1 & 2             -
  CB-5   $     906,000                                                         Subordinate         Groups 1 & 2             -
  CB-6   $     680,350                                                         Subordinate         Groups 1 & 2             -
 3-A-1   $ 163,445,000  1.93/2.92/3.20    36/92/360      WAC PT/(6)/       Senior Pass-Through   Alt-A 3/1 Hybrids        (15)
 4-A-1   $  91,585,000  2.51/2.91/3.20    60/92/360      WAC PT/(7)/       Senior Pass-Through   Alt-A 5/1 Hybrids        (15)
 5-A-1   $ 112,245,000  2.52/2.94/3.24    60/92/360      WAC PT/(8)/       Senior Pass-Through   Alt-A 5/1 Hybrids        (15)
  DB-1   $   6,838,000                                                         Subordinate         Groups 3, 4, & 5         -
  DB-2   $   5,861,000                                                         Subordinate         Groups 3, 4, & 5         -
  DB-3   $   3,907,000        Information Not Provided Hereby                  Subordinate         Groups 3, 4, & 5         -
  DB-4   $   2,930,000                                                         Subordinate         Groups 3, 4, & 5         -
  DB-5   $   1,954,000                                                         Subordinate         Groups 3, 4, & 5         -
  DB-6   $   1,953,060                                                         Subordinate         Groups 3, 4, & 5         -
 6-A-1   $ 141,000,000  NA/2.84/3.12      NA/92/360      WAC PT/(9)/       Senior Pass-Through     COFI                   (15)
 6-B-1   $   2,625,000                                                         Subordinate         Group 6                  -
 6-B-2   $   2,250,000        Information Not Provided Hereby                  Subordinate         Group 6                  -
 6-B-3   $   1,500,000                                                         Subordinate         Group 6                  -
 6-B-4   $   1,125,000                                                         Subordinate         Group 6                  -
 6-B-5   $     750,000                                                         Subordinate         Group 6                  -
 6-B-6   $     750,000                                                         Subordinate         Group 6                  -
 7-A-1   $ 150,988,000  2.25/2.92/3.20    120/92/220    Floater/(10)(11)/  Senior Floating Rate  Mixed Alt-A
                                                                                                   Hybrids                (15)
 7-M-1   $   4,059,000                                                         Subordinate         Group 7                  -
 7-M-2   $   4,059,000        Information Not Provided Hereby                  Subordinate         Group 7                  -
 7-M-3   $   2,679,000                                                         Subordinate         Group 7                  -
 7-NIM               -                                                         Subordinate         Group 7                  -
7-NIM-R              -                                                         Subordinate         Group 7                  -

----------
(1) The Certificate sizes are approximate and are subject to a +/- 5% variance.

(2) The WAL and Last Scheduled Principal Payment to Roll, to Call and to Maturity for the Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 5-A-1, Class 6-A-1 and Class 7-A-1 Certificates are shown at the pricing speed of 25% CPR.

(3) "Roll" is the roll date for each underlying hybrid ARM collateral repline (where applicable).

(4) For each Distribution Date occurring prior to October 2007, the Class 1-A-1 and R-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 1 Mortgage Loans minus [ ]%. The interest rate with respect to the first interest accrual period is expected to be approximately [4.130%]. For each Distribution Date occurring in the month of or after October 2007, interest will accrue on the Class 1-A-1 and R-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) The Class 2-A-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 2 Mortgage Loans. The interest rate with respect to the first interest accrual period is expected to be approximately [5.253%].

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

(6) For each Distribution Date occurring prior to October 2007, the Class 3-A-1 and R-2 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 3 Mortgage Loans minus [ ]%. The interest rate with respect to the first interest accrual period is expected to be approximately [4.118%]. For each Distribution Date occurring in the month of or after October 2007, interest will accrue on the Class 3-A-1 and R-2 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7) For each Distribution Date occurring prior to October 2009, the Class 4-A-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 4 Mortgage Loans minus
        [ ]%. The interest rate with respect to the first interest accrual period is expected to be approximately [4.654%]. For each Distribution Date occurring in the month of or after October 2009, interest will accrue on the Class 4-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
        Date).

(8) For each Distribution Date occurring prior to October 2009, the Class 5-A-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 5 Mortgage Loans minus
        [ ]%. The interest rate with respect to the first interest accrual period is expected to be approximately [5.234%]. For each Distribution Date occurring in the month of or after October 2009, interest will accrue on the Class 5-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the Stated Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution
        Date).

(9) The Class 6-A-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 6 Mortgage Loans. The interest rate with respect to the first interest accrual period is expected to be approximately [2.325%].

(10) The Class 7-A-1 Certificates will have an interest rate equal to one month LIBOR plus a margin of [ ]%. The interest rate with respect to the first interest accrual period is expected to be approximately [ ]%. The margin on the Class 7-A-1 Certificates will double their original margin after the Optional Termination Date.

(11) The interest rate on the Class 7-A-1 Certificates will be subject to a cap equal to the lesser of (a) the net interest rates on the Group 7 Mortgage Loans and (b) 11%.

(12) Collateral Type for each Group may have small percentages of 6 month LIBOR arms.

(13) The credit enhancement sizes are preliminary and subject to change based upon the final pool as of the Cut-off Date and any additional rating agency analysis.

(14) The Certificate coupons are approximate and subject to a +/-10 basis point variance. All Certificates pricing will be subject to yield maintenance upon delivery of the actual coupon rate prior to the closing date.

(15)    The Class 1-A-1, 2-A-1, 3-A-1, 4-A-1, 5-A-1, 6-A-1 and 7-A-1
        Certificates will be rated AAA, or it's equivalent, by at least two of Standard & Poor's, Moody's and/or Fitch.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)

--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

Transaction:                    Banc of America Funding 2004-B Trust

                                Mortgage Pass-Through Certificates, Series
                                2004-B

Lead Manager (Book Runner):     Banc of America Securities LLC

Seller:                         Bank of America, N.A.

Master Servicer:                Wells Fargo Bank, N.A.

Servicers:                      Wells Fargo Bank, N.A., Countrywide Home Loans
                                Servicing LP, Greenpoint Mortgage Funding, Inc.,
                                National City Mortgage Co. and Bank of America,
                                N.A.

Trustee:                        Wachovia Bank, National Association

Securities Administrator:       Wells Fargo Bank, N.A.

Rating Agencies:                Standard & Poor's, Moody's Investors Service,
                                Inc. and/or Fitch Ratings will rate the Offered
                                Certificates.

Transaction Size:               $929,048,610

Securities Offered:             $122,630,000 Class 1-A-1 Certificates
                                $92,588,000 Class 2-A-1 Certificates
                                $163,445,000 Class 3-A-1 Certificates
                                $91,585,000 Class 4-A-1 Certificates
                                $112,245,000 Class 5-A-1 Certificates
                                $141,000,000 Class 6-A-1 Certificates
                                $150,988,000 Class 7-A-1 Certificates

Expected Closing Date:          October 29, 2004

Collection Period:              The 2nd business day of each month through the
                                1st business day of the following month.

Distribution Date:              20th of each month, or the next succeeding
                                business day (First Payment Date: November 22,
                                2004)

Cut-Off Date:                   October 1, 2004

Class                           A Certificates: Class 1-A-1, 2-A-1, 3-A-1,

                                4-A-1, 5-A-1, 6-A-1 and 7-A-1 Certificates
                                (the "Class A Certificates"). The Class R-1 and R-2 Certificates are not offered hereunder.

Subordinate Certificates:       Class CB-1, CB-2, CB-3, CB-4, CB-5, CB-6, DB-1,
                                DB-2, DB-3, DB-4, DB-5, DB-6, 6-B-1, 6-B-2,
                                6-B-3, 6-B-4, 6-B-5, 6-B-6, 7-M-1, 7-M-2, 7-M-3,
                                7-NIM and 7-NIM-R, Certificates (the
                                "Subordinate Certificates"). The Subordinate
                                Certificates are not offered hereunder.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

Day Count:                   [30/360]

                       Preliminary Summary of Terms Cont.

Group 1, 2, 3, 4, 5, 6 and      25% CPR
Group 7 Pricing Speed:

Clearing:                       DTC, Clearstream and Euroclear

Denominations:        Original Certificate      Minimum      Incremental
                             Form            Denominations  Denominations:
                      --------------------   -------------  --------------
 Class A Certificates     Book Entry            $1,000           $1

SMMEA Eligibility:              The Class A Certificates are expected to
                                constitute "mortgage related securities" for purposes of SMMEA.

Tax Structure:                  REMIC

Optional Clean-up Call:         Any Distribution Date on or after which the
                                Aggregate Principal Balance of the Mortgage
                                Loans declines to 10% or less of the Aggregate
                                Principal Balance as of the Cut-Off Date
                                ("Cut-Off Date Pool Principal Balance").

Administrative Fee:             The Administrative Fees with respect to the
                                Trust are payable out of the interest payments received on each Mortgage Loan. The
                                "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing
                                Fee") and (b) fees paid to the Securities
                                Administrator ("Securities Administrator Fee
                                Rate"). The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage
                                Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Securities
                                Administrator Fee Rate. The Securities
                                Administrator Fee Rate will be [0.0040%] per annum. The Servicing Fee Rate for all Loan
                                Groups will range from [0.25% to 0.50%] per annum.

Compensating Interest:          The aggregate servicing fee payable to the
                                Servicer for any month will be reduced by an amount equal to the lesser of (i) the aggregate prepayment interest shortfall for such
                                Distribution Date and (ii) one-twelfth of [0.25%] of the balance of the Mortgage Loans.
                                Such amounts will be used to cover full or [partial prepayment] interest shortfalls, if any, of the Mortgage Loans.

Net WAC:                        As to any Mortgage Loan and Distribution
                                Date, the excess of its mortgage interest rate over the Administrative Fee Rate.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

                       Preliminary Summary of Terms Cont.

Interest Accrual:               Interest will accrue on the Class 1-A-1, 2-A-1,
                                3-A-1, 4-A-1, 5-A-1 and 6-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Regular
                                Interest Accrual Period"). The initial Regular
                                Interest Accrual Period will be deemed to have commenced on October 1, 2004. Interest will accrue on the Class 7-A-1 Certificates during each one-month period commencing on the 20th day of the month preceding the month in which each Distribution Date occurs and ending on the 19th day of the month in which such Distribution Date occurs (the "Class 7-A-1 Interest Accrual
                                Period" and together with the Regular Interest
                                Accrual Period, an "Interest Accrual Period").
                                The initial Class 7-A-1 Interest Accrual Period will be deemed to have commenced on the Closing
                                Date. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the class balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Principal Amount:               The Principal Amount for any Distribution Date
                                and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment
                                (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                                Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                Group received with respect to such Distribution
                                Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated
                                Mortgage Loans received during the calendar month preceding the month of such Distribution
                                Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated
                                Mortgage Loan during the calendar month
                                preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage
                                Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal
                                Prepayments on any Mortgage Loans in such Loan
                                Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal                The Senior Principal Distribution Amount for a
Distribution Amount:            Loan Group for any Distribution Date will equal
                                the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses
                                (a) through (d) of the definition of "Principal
                                Amount" for such Loan Group and such
                                Distribution Date and (ii) the Senior Prepayment
                                Percentage of the amounts described in clauses
                                (e) and (f) of the definition of "Principal
                                Amount" for such Loan Group and such
                                Distribution Date subject to certain reductions due to losses.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

                    Distributions on Groups 1 Through 6 Cont.

Subordinate Principal           The Subordinate Principal Distribution Amount
Distribution Amount:            for a Loan Group for any Distribution Date will
                                equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate
                                Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan
                                Group and such Distribution Date.

Principal Distributions:        Principal will be allocated to the certificates
                                according to the Priority of Distributions: The
                                Senior Principal Distribution Amount for Group 1
                                will generally be allocated to the Class 1-A-1
                                Certificates until their class balances have been reduced to zero. The Senior Principal
                                Distribution Amount for Group 2 will generally be allocated to the Class 2-A-1 Certificates until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 Certificates until their class balances have been reduced to zero. The Senior
                                Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1
                                Certificates until their class balances have been reduced to zero. The Senior Principal
                                Distribution Amount for Group 5 will generally be allocated to the Class 5-A-1 Certificates until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 6 will generally be allocated to the Class 6-A-1 Certificates until their class balances have been reduced to zero. The
                                Subordinate Principal Distribution Amount will generally be allocated to the Subordinate
                                Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of Group 1, Group 2, Group 3, Group 4, Group 5 or
                                Group 6 has been reduced to zero, certain amounts otherwise payable to the related
                                Subordinate Certificates may be paid to the Class A Certificates of one or more other Groups
                                (Please see the Priority of Distributions section.)

Senior Percentage:              The Senior Percentage for a Loan Group on any
                                Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of such Loan Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:         The Subordinate Percentage for a Loan Group for
                                any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment          The Subordinate Prepayment Percentage for a Loan
Percentage:                     Group for any Distribution Date will equal 100%
                                minus the Senior Prepayment Percentage for such Loan Group for such date.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)

--------------------------------------------------------------------------------

                    Distributions on Groups 1 Through 6 Cont.

Senior Prepayment               For the following Distribution Dates, will be
Percentage:                     as follows:

                                Distribution Date                   Senior Prepayment Percentage
                                -----------------                   ----------------------------
                                November 2004 through October 2011  100%;
                                November 2011 through October 2012  the applicable  Senior Percentage plus, 70% of the applicable Subordinate Percentage;
                                November 2012 through October 2013  the applicable  Senior Percentage plus, 60% of the applicable Subordinate Percentage;
                                November 2013 through October 2014  the applicable  Senior Percentage plus, 40% of the applicable Subordinate Percentage;
                                November 2014 through October 2015  the applicable  Senior Percentage plus, 20% of the applicable Subordinate Percentage;
                                November 2015 and thereafter        the applicable Senior Percentage;
                                provided, however,

                                (i)     if on any Distribution Date the
                                        percentage equal to (x) the class
                                        balance of the Class A Certificates of
                                        such Loan Group divided by (y) the
                                        Principal Balance of such Loan Group
                                        (such percentage, the "Senior
                                        Percentage") exceeds such percentage
                                        calculated as of the Closing Date, then
                                        the Senior Prepayment Percentage for
                                        such Loan Group for such Distribution
                                        Date will equal 100%,

                                (ii)    if for each Group of Certificates on
                                        any Distribution Date prior to the
                                        November 2007 Distribution Date, prior
                                        to giving effect to any distributions,
                                        the percentage equal to the aggregate
                                        class balance of the Subordinate
                                        Certificates divided by the aggregate
                                        Principal Balance of the related Loan
                                        Groups (the "Aggregate Subordinate
                                        Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior
                                        Prepayment Percentage for each Loan
                                        Group for that Distribution Date will
                                        equal the applicable Senior Percentage
                                        for each Loan Group plus 50% of the
                                        Subordinate Percentage for each Loan
                                        Group, and

                                (iii)   if for each Group of Certificates on
                                        or after the November 2007 Distribution
                                        Date, prior to giving effect to any
                                        distributions, the Aggregate Subordinate
                                        Percentage is greater than or equal to
                                        twice such percentage calculated as of
                                        the Closing Date, then the Senior
                                        Prepayment Percentage for each Loan
                                        Group for that Distribution Date will
                                        equal the Senior Percentage for each
                                        Loan Group.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)

--------------------------------------------------------------------------------

                      Distributions on Group 7 Certificates

Expected                        Approximately [0.35%] of the Cut-off Date
Overcollateralization           Principal Balance of Loan Group 7.
Target Amount:

Overcollateralization           The Overcollateralization Amount is
Amount:                         equal to the excess of the aggregate principal
                                balance of the Group 7 Mortgage Loans over the aggregate principal balance of the Group 7
                                Certificates. On the Closing Date, the
                                Overcollateralization Amount is expected to equal the Overcollateralization Target Amount.
                                To the extent the Overcollateralization Amount is reduced below the Overcollateralization
                                Target Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.

Overcollateralization           The Overcollateralization Release Amount means,
Release Amount:                 with Overcollateralization Release Amount means,
                                with respect to any Distribution Amount: Date on or after the Stepdown Date on which a Trigger
                                Event is not in effect, the excess, if any, of
                                (i) the Overcollateralization Amount for such Distribution Date (assuming that 100% of the
                                Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target
                                Amount for such Distribution Date. It is expected that there will be no Overcollateralization Release Amount until the outstanding principal balance of all of the Group 7 Certificates has been reduced to zero.

Overcollateralization           As of any Distribution Date, the
Deficiency Amount:              Overcollateralization Deficiency Amount is the
                                Amount: excess, if any, of (a) the
                                Overcollateralization Target Amount for such
                                Distribution Date over (b) the
                                Overcollateralization Amount for such
                                Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal
                                Distribution Amount (but not the Extra Principal
                                Distribution Amount) on such Distribution Date, but prior to taking into account any Realized
                                Losses allocated to any class of Certificates on such Distribution Date.

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

Available Funds:
                                Available Funds will be equal to the sum of the following amounts with respect to the Mortgage Loans, net of amounts reimbursable or payable there from to the Master Servicer or the Securities Administrator: (i) the aggregate amount of monthly payments on the Mortgage Loans due during the related collection period and received by the Securities Administrator one business day prior to the related determination date, after deduction of the Securities Administrator Fee for such Distribution Date, the Servicing Fee for such Distribution Date and any accrued and unpaid Servicing Fees and Securities Administrator Fees in respect of any prior Distribution Dates (ii) unscheduled payments in respect of the Mortgage Loans, including prepayments, insurance proceeds, net liquidation proceeds, condemnation proceeds, recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the Distribution Date on which the Trust is to be terminated in accordance with the pooling and servicing agreement, the termination price and (iv) payments from the Servicers in connection with Advances and Compensating Interest for such Distribution Date.

                   Distributions on Group 7 Certificates Cont.

Excess Cashflow:                For the Offered Certificates on each
                                Distribution Date is equal to the sum of (x) any Overcollateralization Release Amount and (y) the excess of the Available Funds over the sum of
                                (i) the interest paid on the Group 7
                                Certificates and (ii) the Principal Remittance
                                Amount.

Stepdown Date:                  The earlier to occur of (i) the Distribution
                                Date on which the aggregate certificate
                                principal balance of the Class 7-A-1
                                Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in November 2007 and (b) the first Distribution
                                Date on which the Credit Enhancement Percentage is greater than or equal to double the Credit
                                Enhancement Percentage as of the Closing Date.
                                The Credit Enhancement Percentage is obtained by dividing (x) the sum of the aggregate certificate principal balance of the Group 7
                                Subordinate Certificates and the
                                Overcollateralization Amount (before taking into account distributions of principal on such distribution date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.

Pass-Through Rate:              The Pass-Through Rate for the Class 7-A-1
                                Certificates is the lesser of (1) the sum of (a) one-month LIBOR as determined for the related period and (b) the certificate margin and (2)
                                the lesser of (a) net WAC Rate on the Group 7
                                Mortgage Loans and (b) 11.00%.

                                On each Distribution Date after the Optional
                                Termination Date, the certificate margin for the Class 7-A-1 Certificates will be 2 times the related initial certificate margin.

Adjusted Net Mortgage Rate:     The Adjusted Net Mortgage Rate for each Mortgage
                                Loan is equal to the mortgage interest rate less the sum of (i) the Servicing Fee Rate and (ii) the Securities Administrator Fee Rate.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

Net WAC Rate:                   The Net WAC Rate for the Class 7-A-1
                                Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group 7
                                Mortgage Loans.

Net WAC Rate Carryover          If, on any Distribution Date the Pass-Through
Amount:                         Rate for a class of the Group 7-A-1 Offered
                                Certificates is limited by the related Net WAC
                                Rate, the "Net WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the Pass-Through
                                Rate calculated without regard to clause (2) of the definition of "Pass-Through Rate" over (b) the amount of interest actually accrued on such class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate
                                Carryover Amount from any prior Distribution
                                Dates together with accrued interest at the related Pass-Through Rate. Any Net WAC Rate
                                Carryover Amount will be paid on such
                                Distribution Date or future Distribution Dates to the extent of funds available.

                    Distributions on Group 7 Certificates Cont.

Trigger Event:                  A Trigger Event exists with respect to any
                                Distribution Date on or after the Stepdown Date
                                (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than [TBD]% of the Credit Enhancement Percentage or
                                (ii) if the Cumulative Realized Loss Percentage exceeds the value defined below for such Distribution Date:

                                   Distribution Dates            Cumulative Realized Loss Percentage
                                   ------------------            -----------------------------------
                                   November 2007 - October 2008              [TBD]%
                                   November 2008 - October 2009              [TBD]%
                                   November 2009 - October 2010              [TBD]%
                                   November 2010 - October 2011              [TBD]%
                                     November 2011 and after                 [TBD]%


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

Yield Maintenance Agreement:    On the Closing Date, the Securities
                                Administrator will enter into Yield Maintenance
                                Agreements with a counterparty (the
                                "Counterparty") for the benefit of the Group 7
                                Class A Certificates. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Securities Administrator when one-month
                                LIBOR exceeds the strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds a ceiling rate. Net WAC Rate Carryover Amounts to the extent not covered by clause (viii) of the Group
                                7 Excess Cashflow Distribution will be covered to the extent of payments received by the Securities Administrator under the Yield
                                Maintenance Agreements. The Yield Maintenance
                                Agreements will terminate after the Distribution
                                Date in October 2007, October 2009, August 2011 and October 2014 (see Group 7 Yield
                                Maintenance).

                   Distributions on Group 7 Certificates Cont.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)

--------------------------------------------------------------------------------

INTEREST:

I. On each Distribution Date, the Group 7 Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

  (i) to the holders of the Class 7-A-1 Certificates, Accrued Certificate Interest for such Distribution Date;

  (ii) to the holders of the Class 7-A-1 Certificates, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date.

II. On each Distribution Date, following the distributions made pursuant to clauses I above, the Securities Administrator shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group 7 Interest Remittance Amount remaining undistributed for such Distribution Date:

  (i) to the holders of the Class 7-M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

  (ii) to the holders of the Class 7-M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

  (iii) to the holders of the Class 7-M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

  (iv)  any remainder as described under "Excess Cashflow Distribution."


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)

--------------------------------------------------------------------------------

                   Distributions on Group 7 Certificates Cont.

PRINCIPAL:

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group 7 Senior Principal Distribution Amount will be distributed in the following order of priority:

 (i) to the holders of the Class 7-A-1 Certificates, until the certificate principal balance thereof has been reduced to zero; and

II. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Group 7 Principal Distribution Amount remaining undistributed after I above for such Distribution Date shall be made in the following amounts and order of priority:

 (i) to the Class 7-M-1 Certificates until the certificate principal balance is reduced to zero;

 (ii) to the Class 7-M-2 Certificates until the certificate principal balance is reduced to zero;

 (iii) to the Class 7-M-3 Certificates until the certificate principal balance is reduced to zero.

III. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group 7 Senior Principal Distribution Amount will be distributed in the following order of priority:

 (i) to the holders of the Class 7-A-1 Certificates, until the certificate principal balance thereof has been reduced to zero; and

IV. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Group 7 Principal Distribution Amount remaining undistributed after III above for such Distribution Date shall be made in the following amounts and order of priority:

 (i) to the Class 7-M-1 Certificates, the Class 7-M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

 (ii) to the Class 7-M-2 Certificates, the Class 7-M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

 (iii) to the Class 7-M-3 Certificates, the Class 7-M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)

--------------------------------------------------------------------------------

                   Distributions on Group 7 Certificates Cont.

On each Distribution Date, any excess cashflow shall be paid as follows:

(i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

(ii)    to the Class 7-M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iii)   to the Class 7-M-1 Certificates, any Allocated Realized Loss Amounts;

(iv)    to the Class 7-M-2 Certificates, any Unpaid Interest Shortfall Amount;

(v)     to the Class 7-M-2 Certificates, any Allocated Realized Loss Amounts;

(vi)    to the Class 7-M-3 Certificates, any Unpaid Interest Shortfall Amount;

(vii)   to the Class 7-M-3 Certificates, any Allocated Realized Loss Amounts;

(viii) an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class 7-A-1 and Mezzanine Certificates to such certificates first to the Class 7-A-1 Certificates and second, sequentially, to the Class 7-M-1, Class 7-M-2 and Class 7-M-3 Certificates; and

(ix) any remaining amounts as specified in the pooling and servicing agreement.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

                               Group 7 Definitions

Accrued Certificate Interest:   Accrued Certificate Interest for each class of
                                Group 7 Certificates for each Distribution Date means an amount equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief
                                Act or similar state laws for such Distribution
                                Date.

Allocated Realized Loss         An Allocated Realized Loss Amount with respect
Amount:                         to any class of the Class 7-M Certificates and
                                any Distribution Date is an amount equal to the sum of any Realized Loss allocated to that class of Certificates on such Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous
                                Distribution Date.

Class 7-M-1 Principal           The Class 7-M-1 Principal Distribution Amount is
Distribution Amount:            an amount equal to the excess of (x) the sum of
                                the Certificate principal balance of the Class
                                7-A-1 Certificates (after taking into account the Group 7 Senior Principal Distribution
                                Amount) and the Class 7-M-1 Certificates immediately prior to such Distribution Date over
                                (y) the lesser of (A) the product of (i) approximately [ ]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans in Loan Group 7 as of the last day of the related collection period after giving effect to prepayments in the related
                                Prepayment period, minus the product of (x) [ ]% and (y) the Cut-off Date Principal Balance.

Class 7- M-2 Principal          The Class 7-M-2 Principal Distribution Amount is
Distribution Amount:            an amount equal to the excess of (x) the sum of
                                the Certificate principal balance of the Class
                                7-A-1 Certificates (after taking into account the Group 7 Senior Principal Distribution
                                Amount), the Class 7-M-1 Certificates (after taking into account the Class 7-M-1 Principal
                                Distribution Amount) and the Class 7-M-2
                                Certificates immediately prior to such
                                Distribution Date over (y) the lesser of (A) the product of (i) approximately [ ]% and (ii) the aggregate principal balance of the Mortgage
                                Loans in Loan Group 7 as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period, minus the product of
                                (x) [ ]% and (y) the Cut-off Date Principal
                                Balance.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

                            GROUP 7 DEFINITIONS CONT.

Class 7-M-3 Principal           The Class 7-M-3 Principal Distribution Amount is
Distribution Amount:            an amount equal to the excess of (x) the sum of
                                the Certificate principal balance of the Class A
                                Certificates (after taking into account the Group 7 Senior Principal Distribution Amount), the Class 7-M-1 Certificates (after taking into account the Class 7-M-1 Principal Distribution
                                Amount), the Class 7-M-2 Certificates (after taking into account the Class 7-M-2 Principal
                                Distribution Amount) and the Class 7-M-3
                                Certificates immediately prior to such
                                Distribution Date over (y) the lesser of (A) the product of (i) approximately [ ]% and (ii) the aggregate principal balance of the Group 7
                                Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Group 7 Mortgage Loans as of the last day of the related collection period, minus the product of (x) [ ]% and (y) the Cut-off Date Principal Balance.

Extra Principal Distribution    The Extra Principal Distribution Amount with
Amount:                         respect to any Distribution Date is the lesser
                                of (x) the Excess Cashflow for such Distribution
                                Date and (y) the Overcollateralization
                                Deficiency Amount for such Distribution Date.

Group 7 Interest Remittance     The Group 7 Interest Remittance Amount with
Amount:                         respect to any Distribution Date is that portion
                                of the Available Funds for such Distribution
                                Date attributable to interest received or advanced with respect to the Group 7 Mortgage
                                Loans.

Group 7 Principal               The Group 7 Principal Remittance Amount means
Remittance Amount:              with respect to any Distribution Date, the sum
                                of (i) all scheduled payments of principal collected or advanced on the Group 7 Mortgage
                                Loans by the Servicers that were due during the related collection period, (ii) the principal portion of all [partial] and full principal prepayments of the Group 7 Mortgage Loans applied by the Servicers during such prepayment period, (iii) the principal portion of all related Net Liquidation Proceeds and Insurance
                                Proceeds and recoveries received during such prepayment period with respect to the Group 7
                                Mortgage Loans, (iv) that portion of the Purchase Price, representing principal of any repurchased Group 7 Mortgage Loans, deposited to the Collection Account during such prepayment period, (v) the principal portion of any related
                                Substitution Adjustments deposited in the
                                Collection Account during such prepayment period with respect to the Group 7 Mortgage Loans and
                                (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the Termination Price, representing principal with respect to the Group 7 Mortgage Loans.

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

                           GROUP 7 DEFINITIONS CONTD.

Group 7 Senior Principal        Group 7 Senior Principal Distribution Amount
Distribution Amount:            means as of any Distribution Date (i) before the
                                Stepdown Date or as to which a Trigger Event is in effect, the lesser of (a) the certificate principal balance of the Class 7-A-1
                                Certificates immediately prior to such
                                Distribution Date and (b) the Group 7Principal
                                Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the certificate principal balance of the Class 7-A-1
                                Certificates immediately prior to such
                                Distribution Date over (b) the lesser of (x) the product of (1) approximately [ ]% and (2) the aggregate Principal Balance of the Group 7
                                Mortgage Loans as of the last day of the related
                                Collection Period and (y) the amount by which the aggregate Principal Balance of the Group 7
                                Mortgage Loans as of the last day of the related
                                Collection Period exceeds the product of (1) [
                                ]% and (2) the aggregate Principal Balance of the Group 7 Mortgage Loans on the Cut-off Date.

Group 7 Principal               The Group 7 Principal Distribution Amount is the
Distribution Amount:            sum of the Principal Remittance Amount (minus
                                the Overcollateralization Release Amount, if
                                any) and the Extra Principal Distribution
                                Amount, if any.

Realized Losses:                A Realized Loss is (i) as to any Group 7
                                Mortgage Loan that is liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Group 7 Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Group 7
                                Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Group 7 Mortgage
                                Loan and (iii) a reduction in the principal balance of a Group 7 Mortgage Loan resulting from a modification by the Servicer. All
                                Realized Losses on the Group 7 Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class 7-M-3 Certificates, fourth to the Class 7-M-2 Certificates, fifth to the Class
                                7-M-1 Certificates. An allocation of any Realized Losses to a 7-M Certificate on any Distribution Date will be made by reducing the Certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized
                                Losses will not be allocated to the Class 7-A-1
                                Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class 7-A-1 Certificates all interest and principal amounts to which such Certificates are then entitled.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

                               GROUP 7 DEFINITIONS

Unpaid Interest Shortfall       The Unpaid Interest Shortfall Amount means (i)
Amount:                         for each class of Group 7 Certificates and the
                                first Distribution Date, zero, and (ii) with respect to each class of Group 7 Certificates and any Distribution Date after the first
                                Distribution Date, the amount, if any, by which
                                (a) the sum of (1) Accrued Certificate Interest for such class for the immediately preceding
                                Distribution Date and (2) the outstanding Unpaid
                                Interest Shortfall Amount, if any, for such class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding
                                Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related accrual period.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

                       PRELIMINARY COLLATERAL INFORMATION

Group 1 Collateral:             Jumbo, 3/1 and 3/6 Hybrid ARM Residential
                                Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 1
                                Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:             Jumbo, 10/1 and 10/6 Hybrid ARM Residential
                                Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 2
                                Mortgage Loans have a fixed interest rate for approximately 10 years and thereafter the Mortgage Loans have a variable interest rate.

Group 3 Collateral:             Alternative-A, 3/1 Hybrid ARM Residential
                                Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 3
                                Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 4 Collateral:             Non-conforming balance, Alternative-A, 5/1
                                Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.

Group 5 Collateral:             Conforming balance, Alternative-A, 5/1 Hybrid
                                ARM Residential Mortgage Loans: fully
                                amortizing, one-to-four family, first lien mortgage loans. The Group 5 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.

Group 6 Collateral:             COFI ARM Residential Mortgage Loans: fully
                                amortizing, one-to-four family, first lien mortgage loans.

Group 7 Collateral:             Alternative-A, Mixed Hybrid ARM Residential
                                Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO OF BANC OF AMERICA SECURITIES]       BANC OF AMERICA FUNDING CORP., 2004-B
                                            Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

                        COLLATERAL GROUP CHARACTERISTICS
-------------------------------------------------------------------------------
                 GROUP 1  GROUP 2  GROUP 3  GROUP 4  GROUP 5   GROUP 6  GROUP 7
-------------------------------------------------------------------------------
% of Pool         13.89%  10.48%   18.70%   10.48%    12.85%   16.14%   17.46%
Gross WAC         5.28%    5.63%    5.49%    5.84%    5.49%     2.70%    6.01%
Net WAC           5.03%    5.25%    5.12%    5.45%    5.23%     2.33%    5.75%
WA RTerm           360      359      359      357      358       360      359
Gross Margin      2.25%    2.25%    2.37%    2.29%    2.39%     2.97%    2.59%
Initial Cap       2.68%    5.00%    2.00%    5.00%    4.99%   No limit   4.76%
Period Cap        2.00%    2.00%    2.00%    2.00%    2.00%   No limit   1.35%
Max Rate          11.28%  10.63%   11.48%   10.84%    10.49%   12.00%   11.52%
Months To Roll      36      120      36       59        59        1       62
% California      59.77%  55.18%   51.18%   59.83%    27.40%   58.33%   48.58%
WA OLTV           76.08%  68.18%   75.73%   75.17%    78.32%   75.00%   77.48%
WA FICO            734      740      697      707      704       708      708
% Interest Only   91.67%  48.57%   87.42%   55.64%    92.07%    0.00%   88.63%


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

                 CLASS 7-A-1 AVAILABLE FUNDS CAP SCHEDULE /(1)/
-----------------------------------------------------------------------------
 PERIOD  EFFECTIVE COUPON  PERIOD  EFFECTIVE COUPON  PERIOD  EFFECTIVE COUPON
-----------------------------------------------------------------------------
      1   Initial Coupon       32    11.00000000         63    11.00000000
      2     11.00000000        33    11.00000000         64    11.00000000
      3     11.00000000        34    11.00000000         65    11.00000000
      4     11.00000000        35    11.00000000         66    11.00000000
      5     10.96885404        36    11.00000000         67    11.00000000
      6     11.03226470        37    11.00000000         68    11.00000000
      7     11.00000000        38    11.00000000         69    11.00000000
      8     11.00000000        39    11.00000000         70    11.00000000
      9     11.00000000        40    11.00000000         71    11.00000000
     10     11.00000000        41    11.00000000         72    11.00000000
     11     11.00000000        42    11.00000000         73    11.00000000
     12     11.00000000        43    11.00000000         74    11.00000000
     13     11.00000000        44    11.00000000         75    11.00000000
     14     11.00000000        45    11.00000000         76    11.00000000
     15     11.00000000        46    11.00000000         77    11.00000000
     16     11.00000000        47    11.00000000         78    11.00000000
     17     11.00000000        48    11.00000000         79    11.00000000
     18     11.00000000        49    11.00000000         80    11.00000000
     19     11.00000000        50    11.00000000         81    11.00000000
     20     11.00000000        51    11.00000000         82    11.00000000
     21     11.00000000        52    11.00000000         83    11.00000000
     22     11.00000000        53    11.00000000         84    11.00000000
     23     11.00000000        54    11.00000000         85    11.00000000
     24     11.00000000        55    11.00000000         86    11.00000000
     25     11.00000000        56    11.00000000         87    11.00000000
     26     11.00000000        57    11.00000000         88    11.00000000
     27     11.00000000        58    11.00000000         89    11.00000000
     28     11.00000000        59    11.00000000         90    11.00000000
     29     11.00000000        60    11.00000000         91    11.00000000
     30     11.00000000        61    11.00000000         92    11.00000000
     31     11.00000000        62    11.00000000

----------
     (1) Assumptions are 25% CPR, 11% hard cap, to call and all indices run to 20% APR.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

                   GROUP 7 YIELD MAINTENANCE /(1)/
      20% CPR PARTIAL BALANCE GUARANTEE SCHEDULES AND STRIKES
--------------------------------------------------------------------
                3/1 COLLATERAL                    5/1 COLLATERAL
--------------------------------------------------------------------
                 CPR SCHEDULE                      CPR SCHEDULE
--------------------------------------------------------------------
   DATE        BALANCE     STRIKE     DATE         BALANCE    STRIKE
--------------------------------------------------------------------
11/20/2004  72,457,220.38  5.4540  11/20/2004  32,055,310.36  5.5550
12/20/2004  71,118,710.47  5.4540  12/20/2004  31,462,289.63  5.5550
 1/20/2005  69,804,908.41  5.4540   1/20/2005  30,880,227.44  5.5550
 2/20/2005  68,515,358.37  5.4540   2/20/2005  30,308,921.45  5.5550
 3/20/2005  67,249,612.92  5.4540   3/20/2005  29,748,173.06  5.5551
 4/20/2005  66,007,232.86  5.4540   4/20/2005  29,197,787.32  5.5551
 5/20/2005  64,787,787.12  5.4540   5/20/2005  28,657,572.90  5.5551
 6/20/2005  63,590,852.56  5.4540   6/20/2005  28,127,341.97  5.5551
 7/20/2005  62,416,013.86  5.4540   7/20/2005  27,606,910.20  5.5552
 8/20/2005  61,262,863.34  5.4540   8/20/2005  27,096,096.63  5.5552
 9/20/2005  60,131,000.84  5.4540   9/20/2005  26,594,723.66  5.5552
10/20/2005  59,020,033.61  5.4540  10/20/2005  26,102,616.97  5.5552
11/20/2005  57,929,576.11  5.4540  11/20/2005  25,619,605.43  5.5552
12/20/2005  56,859,249.92  5.4540  12/20/2005  25,145,521.11  5.5553
 1/20/2006  55,808,683.61  5.4540   1/20/2006  24,680,199.13  5.5553
 2/20/2006  54,777,512.58  5.4540   2/20/2006  24,223,477.70  5.5553
 3/20/2006  53,765,378.98  5.4540   3/20/2006  23,775,197.99  5.5553
 4/20/2006  52,771,931.54  5.4540   4/20/2006  23,335,204.10  5.5554
 5/20/2006  51,796,825.47  5.4539   5/20/2006  22,903,343.02  5.5554
 6/20/2006  50,839,722.36  5.4539   6/20/2006  22,479,464.54  5.5554
 7/20/2006  49,900,290.01  5.4539   7/20/2006  22,063,421.26  5.5554
 8/20/2006  48,978,202.37  5.4539   8/20/2006  21,655,068.48  5.5554
 9/20/2006  48,073,139.39  5.4539   9/20/2006  21,254,264.15  5.5555
10/20/2006  47,184,786.94  5.4539  10/20/2006  20,860,868.87  5.5555
11/20/2006  46,312,836.66  5.4539  11/20/2006  20,474,745.82  5.5555
12/20/2006  45,456,985.90  5.4539  12/20/2006  20,095,760.67  5.5555
 1/20/2007  44,616,937.59  5.4539   1/20/2007  19,723,781.59  5.5556
 2/20/2007  43,792,400.11  5.4539   2/20/2007  19,358,679.20  5.5556
 3/20/2007  42,983,087.26  5.4539   3/20/2007  19,000,326.47  5.5556


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

                   GROUP 7 YIELD MAINTENANCE /(1)/
      20% CPR PARTIAL BALANCE GUARANTEE SCHEDULES AND STRIKES
--------------------------------------------------------------------
                3/1 COLLATERAL                    5/1 COLLATERAL
--------------------------------------------------------------------
                 CPR SCHEDULE                      CPR SCHEDULE
--------------------------------------------------------------------
   DATE        BALANCE     STRIKE     DATE         BALANCE    STRIKE
--------------------------------------------------------------------
 4/20/2007  42,188,718.10  5.4539   4/20/2007  18,648,598.75  5.5556
 5/20/2007  41,409,016.86  5.4539   5/20/2007  18,303,373.67  5.5557
 6/20/2007  40,643,712.87  5.4592   6/20/2007  17,964,531.12  5.5557
 7/20/2007  39,892,517.47  5.5145   7/20/2007  17,631,953.21  5.5557
 8/20/2007  39,154,927.01  5.5432   8/20/2007  17,305,524.24  5.5557
 9/20/2007  38,430,840.28  5.5964   9/20/2007  16,985,130.62  5.5558
10/20/2007  37,719,937.70  7.6340  10/20/2007  16,670,660.87  5.5558
11/20/2007        -           -    11/20/2007  16,362,005.58  5.5558
12/20/2007        -           -    12/20/2007  16,059,057.33  5.5558
 1/20/2008        -           -     1/20/2008  15,761,710.71  5.5559
 2/20/2008        -           -     2/20/2008  15,469,862.24  5.5559
 3/20/2008        -           -     3/20/2008  15,183,410.36  5.5559
 4/20/2008        -           -     4/20/2008  14,902,255.37  5.5559
 5/20/2008        -           -     5/20/2008  14,626,299.44  5.5560
 6/20/2008        -           -     6/20/2008  14,355,446.51  5.5560
 7/20/2008        -           -     7/20/2008  14,089,602.31  5.5560
 8/20/2008        -           -     8/20/2008  13,828,674.32  5.5560
 9/20/2008        -           -     9/20/2008  13,572,571.71  5.6352
10/20/2008        -           -    10/20/2008  13,321,039.55  5.6352
11/20/2008        -           -    11/20/2008  13,074,160.92  5.6928
12/20/2008        -           -    12/20/2008  12,831,769.31  5.6928
 1/20/2009        -           -     1/20/2009  12,593,863.02  5.6927
 2/20/2009        -           -     2/20/2009  12,360,359.14  5.6927
 3/20/2009        -           -     3/20/2009  12,131,176.33  5.6927
 4/20/2009        -           -     4/20/2009  11,906,234.73  5.6926
 5/20/2009        -           -     5/20/2009  11,685,455.94  5.6926
 6/20/2009        -           -     6/20/2009  11,468,763.04  5.6925


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

                GROUP 7 YIELD MAINTENANCE /(1)/
   20% CPR PARTIAL BALANCE GUARANTEE SCHEDULES AND STRIKES
--------------------------------------------------------------
             3/1 COLLATERAL                 5/1 COLLATERAL
--------------------------------------------------------------
              CPR SCHEDULE                   CPR SCHEDULE
--------------------------------------------------------------
   DATE     BALANCE  STRIKE      DATE       BALANCE     STRIKE
--------------------------------------------------------------
 7/20/2009     -       -      7/20/2009  11,256,080.50  5.6925
 8/20/2009     -       -      8/20/2009  11,047,334.21  5.6925
 9/20/2009     -       -      9/20/2009  10,842,451.42  5.8326
10/20/2009     -       -     10/20/2009  10,641,200.35  8.5924

----------
(1) All Yield Maintenance payments will be calculated based on the lesser of the notional balance and the amortization of the related collateral at the pricing scenario.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

               GROUP 7 YIELD MAINTENANCE /(1)/
      20% CPR PARTIAL BALANCE GUARANTEE SCHEDULES AND STRIKES
-------------------------------------------------------------------
                7/1 COLLATERAL                   10/1 COLLATERAL
-------------------------------------------------------------------
                CPR SCHEDULE                       CPR SCHEDULE
-------------------------------------------------------------------
   DATE        BALANCE    STRIKE     DATE         BALANCE    STRIKE
-------------------------------------------------------------------
11/20/2004  7,476,765.86  4.9604  11/20/2004  40,456,450.00  5.2642
12/20/2004  7,336,770.63  4.9604  12/20/2004  39,711,101.80  5.2642
 1/20/2005  7,199,385.49  4.9604   1/20/2005  38,979,485.50  5.2642
 2/20/2005  7,064,561.93  4.9603   2/20/2005  38,261,348.12  5.2642
 3/20/2005  6,932,252.33  4.9603   3/20/2005  37,556,441.31  5.2642
 4/20/2005  6,802,409.98  4.9603   4/20/2005  36,864,521.34  5.2642
 5/20/2005  6,674,988.99  4.9603   5/20/2005  36,185,348.93  5.2642
 6/20/2005  6,549,944.37  4.9603   6/20/2005  35,518,689.24  5.2642
 7/20/2005  6,427,231.94  4.9603   7/20/2005  34,864,311.73  5.2642
 8/20/2005  6,306,808.33  4.9603   8/20/2005  34,221,990.12  5.2642
 9/20/2005  6,188,631.00  4.9603   9/20/2005  33,591,502.31  5.2642
10/20/2005  6,072,658.17  4.9603  10/20/2005  32,972,630.27  5.2642
11/20/2005  5,958,848.87  4.9603  11/20/2005  32,365,160.00  5.2642
12/20/2005  5,847,162.86  4.9603  12/20/2005  31,768,881.44  5.2642
 1/20/2006  5,737,560.65  4.9603   1/20/2006  31,183,588.40  5.2642
 2/20/2006  5,630,003.50  4.9603   2/20/2006  30,609,078.49  5.2642
 3/20/2006  5,524,453.38  4.9603   3/20/2006  30,045,153.05  5.2642
 4/20/2006  5,420,872.95  4.9603   4/20/2006  29,491,617.07  5.2642
 5/20/2006  5,319,225.59  4.9603   5/20/2006  28,948,279.15  5.2642
 6/20/2006  5,219,475.34  4.9603   6/20/2006  28,414,951.39  5.2642
 7/20/2006  5,121,586.92  4.9603   7/20/2006  27,891,449.38  5.2642
 8/20/2006  5,025,525.69  4.9603   8/20/2006  27,377,592.10  5.2642
 9/20/2006  4,931,257.65  4.9603   9/20/2006  26,873,201.85  5.2642
10/20/2006  4,838,749.47  4.9603  10/20/2006  26,378,104.21  5.2642
11/20/2006  4,747,968.38  4.9603  11/20/2006  25,892,128.00  5.2642
12/20/2006  4,658,882.27  4.9603  12/20/2006  25,415,105.15  5.2642
 1/20/2007  4,571,459.58  4.9603   1/20/2007  24,946,870.72  5.2642
 2/20/2007  4,485,669.39  4.9603   2/20/2007  24,487,262.80  5.2642
 3/20/2007  4,401,481.30  4.9603   3/20/2007  24,036,122.44  5.2642


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

                   GROUP 7 YIELD MAINTENANCE /(1)/
      20% CPR PARTIAL BALANCE GUARANTEE SCHEDULES AND STRIKES
-------------------------------------------------------------------
                7/1 COLLATERAL                   10/1 COLLATERAL
-------------------------------------------------------------------
                CPR SCHEDULE                       CPR SCHEDULE
-------------------------------------------------------------------
   DATE        BALANCE    STRIKE     DATE         BALANCE    STRIKE
-------------------------------------------------------------------
 4/20/2007  4,318,865.50  4.9603   4/20/2007  23,593,293.66  5.2642
 5/20/2007  4,237,792.74  4.9603   5/20/2007  23,158,623.32  5.2642
 6/20/2007  4,158,234.30  4.9603   6/20/2007  22,731,961.11  5.2642
 7/20/2007  4,080,161.99  4.9603   7/20/2007  22,313,159.50  5.2642
 8/20/2007  4,003,548.16  4.9603   8/20/2007  21,902,073.68  5.2642
 9/20/2007  3,928,365.66  4.9603   9/20/2007  21,498,561.48  5.2642
10/20/2007  3,854,587.84  4.9603  10/20/2007  21,102,483.37  5.2642
11/20/2007  3,782,188.56  4.9603  11/20/2007  20,713,702.40  5.2642
12/20/2007  3,711,142.15  4.9603  12/20/2007  20,332,084.12  5.2642
 1/20/2008  3,641,423.44  4.9603   1/20/2008  19,957,496.58  5.2642
 2/20/2008  3,573,007.69  4.9603   2/20/2008  19,589,810.24  5.2642
 3/20/2008  3,505,870.66  4.9603   3/20/2008  19,228,897.95  5.2642
 4/20/2008  3,439,988.52  4.9603   4/20/2008  18,874,634.93  5.2642
 5/20/2008  3,375,337.92  4.9603   5/20/2008  18,526,898.65  5.2642
 6/20/2008  3,311,895.92  4.9603   6/20/2008  18,185,568.89  5.2642
 7/20/2008  3,249,640.01  4.9603   7/20/2008  17,850,527.60  5.2642
 8/20/2008  3,188,548.11  4.9603   8/20/2008  17,521,658.94  5.2642
 9/20/2008  3,128,598.53  4.9603   9/20/2008  17,198,849.18  5.2642
10/20/2008  3,069,770.00  4.9603  10/20/2008  16,881,986.70  5.2642
11/20/2008  3,012,041.64  4.9603  11/20/2008  16,570,961.92  5.2642
12/20/2008  2,955,392.95  4.9603  12/20/2008  16,265,667.30  5.2642
 1/20/2009  2,899,803.82  4.9603   1/20/2009  15,965,997.26  5.2642
 2/20/2009  2,845,254.52  4.9602   2/20/2009  15,671,848.19  5.2642
 3/20/2009  2,791,725.66  4.9602   3/20/2009  15,383,118.36  5.2642
 4/20/2009  2,739,198.23  4.9602   4/20/2009  15,099,707.94  5.2642
 5/20/2009  2,687,653.59  4.9602   5/20/2009  14,821,518.92  5.2642
 6/20/2009  2,637,073.40  4.9602   6/20/2009  14,548,455.11  5.2642
 7/20/2009  2,587,439.71  4.9602   7/20/2009  14,280,422.08  5.2642
 8/20/2009  2,538,734.87  4.9602   8/20/2009  14,017,327.15  5.2642


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

                   GROUP 7 YIELD MAINTENANCE /(1)/
      20% CPR PARTIAL BALANCE GUARANTEE SCHEDULES AND STRIKES
-------------------------------------------------------------------
                7/1 COLLATERAL                   10/1 COLLATERAL
-------------------------------------------------------------------
                CPR SCHEDULE                       CPR SCHEDULE
-------------------------------------------------------------------
   DATE        BALANCE    STRIKE     DATE         BALANCE    STRIKE
-------------------------------------------------------------------
 9/20/2009  2,490,941.57  4.9602   9/20/2009  13,759,079.35  5.2642
10/20/2009  2,444,042.82  4.9602  10/20/2009  13,505,589.36  5.2642
11/20/2009  2,398,021.95  4.9602  11/20/2009  13,256,769.54  5.2642
12/20/2009  2,352,862.59  4.9602  12/20/2009  13,012,533.84  5.2642
 1/20/2010  2,308,548.69  4.9602   1/20/2010  12,772,797.81  5.2642
 2/20/2010  2,265,064.48  4.9602   2/20/2010  12,537,478.55  5.2642
 3/20/2010  2,222,394.49  4.9602   3/20/2010  12,306,494.69  5.2642
 4/20/2010  2,180,523.55  4.9602   4/20/2010  12,079,766.35  5.2642
 5/20/2010  2,139,436.76  4.9602   5/20/2010  11,857,215.14  5.2642
 6/20/2010  2,099,119.48  4.9602   6/20/2010  11,638,764.09  5.2642
 7/20/2010  2,059,557.39  4.9602   7/20/2010  11,424,337.67  5.2642
 8/20/2010  2,020,736.38  4.9602   8/20/2010  11,213,861.72  5.2642
 9/20/2010  1,982,642.64  4.9602   9/20/2010  11,007,263.48  5.2642
10/20/2010  1,945,262.60  4.9602  10/20/2010  10,804,471.49  5.2642
11/20/2010  1,908,582.96  4.9602  11/20/2010  10,605,415.63  5.2642
12/20/2010  1,872,590.64  4.9602  12/20/2010  10,410,027.07  5.2642
 1/20/2011  1,837,272.83  4.9602   1/20/2011  10,218,238.25  5.2642
 2/20/2011  1,802,616.94  4.9602   2/20/2011  10,029,982.84  5.2642
 3/20/2011  1,768,610.63  4.9602   3/20/2011   9,845,195.75  5.2642
 4/20/2011  1,735,241.76  4.9602   4/20/2011   9,663,813.08  5.2642
 5/20/2011  1,702,498.45  4.9602   5/20/2011   9,485,772.11  5.2642
 6/20/2011  1,670,369.03  4.9602   6/20/2011   9,311,011.27  5.2642
 7/20/2011  1,638,842.04  4.9602   7/20/2011   9,139,470.13  5.2642
 8/20/2011  1,607,906.23  4.9601   8/20/2011   8,971,089.38  5.2642
 9/20/2011       -          -      9/20/2011   8,805,810.78  5.2642
10/20/2011       -          -     10/20/2011   8,643,577.19  5.2642
11/20/2011       -          -     11/20/2011   8,484,332.50  5.2642
12/20/2011       -          -     12/20/2011   8,328,021.66  5.2642
 1/20/2012       -          -      1/20/2012   8,174,590.60  5.2642


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

                GROUP 7 YIELD MAINTENANCE /(1)/
   20% CPR PARTIAL BALANCE GUARANTEE SCHEDULES AND STRIKES
-------------------------------------------------------------
             7/1 COLLATERAL                10/1 COLLATERAL
-------------------------------------------------------------
              CPR SCHEDULE                   CPR SCHEDULE
-------------------------------------------------------------
   DATE     BALANCE  STRIKE     DATE       BALANCE     STRIKE
-------------------------------------------------------------
 2/20/2012     -       -      2/20/2012  8,023,986.27  5.2642
 3/20/2012     -       -      3/20/2012  7,876,156.60  5.2642
 4/20/2012     -       -      4/20/2012  7,731,050.47  5.2642
 5/20/2012     -       -      5/20/2012  7,588,617.69  5.2642
 6/20/2012     -       -      6/20/2012  7,448,809.02  5.2642
 7/20/2012     -       -      7/20/2012  7,311,576.11  5.2642
 8/20/2012     -       -      8/20/2012  7,176,871.50  5.2642
 9/20/2012     -       -      9/20/2012  7,044,648.62  5.2642
10/20/2012     -       -     10/20/2012  6,914,861.75  5.2642
11/20/2012     -       -     11/20/2012  6,787,466.00  5.2642
12/20/2012     -       -     12/20/2012  6,662,417.33  5.2642
 1/20/2013     -       -      1/20/2013  6,539,672.48  5.2642
 2/20/2013     -       -      2/20/2013  6,419,189.02  5.2642
 3/20/2013     -       -      3/20/2013  6,300,925.28  5.2642
 4/20/2013     -       -      4/20/2013  6,184,840.37  5.2642
 5/20/2013     -       -      5/20/2013  6,070,894.15  5.2642
 6/20/2013     -       -      6/20/2013  5,959,047.21  5.2642
 7/20/2013     -       -      7/20/2013  5,849,260.89  5.2642
 8/20/2013     -       -      8/20/2013  5,741,497.20  5.2642
 9/20/2013     -       -      9/20/2013  5,635,718.90  5.2642
10/20/2013     -       -     10/20/2013  5,531,889.40  5.2642
11/20/2013     -       -     11/20/2013  5,429,972.80  5.2642
12/20/2013     -       -     12/20/2013  5,329,933.86  5.2642
 1/20/2014     -       -      1/20/2014  5,231,737.98  5.2642
 2/20/2014     -       -      2/20/2014  5,135,351.21  5.2642
 3/20/2014     -       -      3/20/2014  5,040,740.22  5.2642
 4/20/2014     -       -      4/20/2014  4,947,872.30  5.2642
 5/20/2014     -       -      5/20/2014  4,856,715.32  5.2642
 6/20/2014     -       -      6/20/2014  4,767,237.77  5.2642


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

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

--------------------------------------------------------------------------------
                                           BANC OF AMERICA FUNDING CORP., 2004-B
[LOGO OF BANC OF AMERICA SECURITIES]        Mortgage Pass-Through Certificates
                                                $929,048,610 (approximate)
--------------------------------------------------------------------------------

                GROUP 7 YIELD MAINTENANCE /(1)/
   20% CPR PARTIAL BALANCE GUARANTEE SCHEDULES AND STRIKES
-------------------------------------------------------------
             7/1 COLLATERAL                 10/1 COLLATERAL
-------------------------------------------------------------
              CPR SCHEDULE                    CPR SCHEDULE
-------------------------------------------------------------
   DATE     BALANCE  STRIKE     DATE        BALANCE    STRIKE
-------------------------------------------------------------
 7/20/2014     -        -     7/20/2014  4,679,408.71  5.2642
 8/20/2014     -        -     8/20/2014  4,593,197.76  5.2642
 9/20/2014     -        -     9/20/2014  4,508,575.12  5.2642
10/20/2014     -        -    10/20/2014  4,425,511.52  5.2802

----------
     (1) All Yield Maintenance payments will be calculated based on the lesser of the notional balance and the amortization of the related collateral at the pricing scenario.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

                                       30